Exhibit 10.09

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 8, 2022, between SRAX, Inc., a Delaware corporation (the “Company”), and ATW Opportunities Master Fund II, LP (the “Holder”).

This Agreement is made pursuant to the Senior Secured Revolving Credit Facility Agreement, dated as of August 8, 2022 between the Company and the Holder (the “Credit Agreement”).

In consideration of the premises, the mutual provisions of this Agreement, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Company and the Holder agree as follows:

Section 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 5(d).

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New of are authorized or required by law or other governmental action to close. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

“Commission” means the Securities and Exchange Commission.

“Conversion Shares” means the Common Stock issuable upon conversion of the Revolving Note.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day following the Filing Deadline and with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Deadline falls on a day that is not a Trading Day, then the Effectiveness Deadline shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” means: (i) with respect to the Initial Registration Statement, the date that is 45 days following the date upon which the Company becomes current with its filing obligations with the Commission, the Principal Trading Market, or any other Governmental Authority, (ii) with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities, and (iii) with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the date that is 45 days following the date on which the number of Registrable Securities exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement.

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“Indemnified Party” shall have the meaning set forth in Section 7(c).

“Indemnifying Party” shall have the meaning set forth in Section 7(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Losses” shall have the meaning set forth in Section 7(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination: (a) all of the Conversion Shares then issued and issuable upon conversion in full of the Revolving Note; (b) the Warrant Shares; and (c) any securities issued or then issuable upon any standard anti-dilution provisions, including but not limited to stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as: (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been sold in accordance with Rule 144 and the Company has delivered certificates representing such securities that no longer bear a legend and/or for which the Transfer Agent has not instituted a stop order restricting further transfer, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the Holder (assuming that such securities and any securities issuable upon exercise or conversion of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company).

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) or Section 3 and any additional registration statements contemplated by Section 2(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Revolving Note” shall have the same meaning set forth in the Credit Agreement.

“Rule 144” means Rule 144 promulgated by the Commission under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission providing for offering securities on a continuous or delayed basis.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

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“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 5(a).

“SEC Guidance” means: (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff; and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means a day on which the principal national securities exchanges on which the Registrable Securities is listed or admitted to trading, are open for the transaction of business or, if the Registrable Securities are not listed or admitted to trading on any national securities exchange, a Business Day.

“Warrants” means the Common Stock purchase warrants issued to Holder and having the following issuance dates: (i) October 27, 2017, (ii) November 29, 2018, and (iii) June 30, 2020.

“Warrant Shares” means the shares of Common Stock underlying the Warrants.

Section 2. Required Registration.

(a) The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the Commission the Initial Registration Statement; provided that the Initial Registration Statement shall register for resale at the lesser of: (x) the number of share Common Stock equal to 125% of the maximum number of shares of Common Stock issuable upon conversion of the Revolving Note at the initial conversion price thereof, and (y) the maximum number of shares of Common Stock allowable in the event the Commission informs the Company that all of the Registerable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement (the “Initial Required Registration Amount”) as well as the Warrant Shares. The Registration Statement filed hereunder shall be on Form S-1 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance herewith). Subject to the terms of this Agreement, the Company shall cause each Registration Statement required to be filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall keep such Registration Statements continuously effective under the Securities Act until the earlier of: (i) the date that all Registrable Securities covered by such Registration Statement no longer constitute Registrable Securities, or (ii) the two year anniversary of the date of this Agreement (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The Company shall promptly notify the Holder via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform the Holder thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on such form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on such appropriate form; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09 of the Commission. Notwithstanding the obligations of the Company under this Section 2(b), the provisions of Section 2(d) shall apply with respect to the payment of the Liquidated Damages.

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(c) Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise: (i) directed in writing by the Holder as to its Registrable Securities, or (ii) directed by the Commission as to the limitations or restrictions that it would require, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a. First, the Company shall reduce or eliminate any securities to be included by any Person other than the Holder; and

b. Second, the Company shall reduce Registrable Securities represented by Warrant Shares; and

c. Finally, the Company shall reduce the Registrable Securities represented by the Conversion Shares.

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to the Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, or determines to file an additional Registration Statement, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, as a result of any cutback of Registrable Securities of the Holder or any Registrable Securities not included in the Initial Registration Statement. In any additional Registration Statement filed because of a cutback in the number of Registrable Securities included in the Initial Registration Statement, all holders of Common Stock included in such additional Registration Statement shall be subject to any additional cutbacks that may be required by the Commission on a pro rata basis.

(d) If: (i) the Initial Registration Statement is not filed on or prior to its Filing Deadline, or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) a Registration Statement registering for resale all of the Initial Required Registration Amount is not declared effective by the Commission by the Effectiveness Deadline of the Initial Registration Statement, or (iv) after the effective date of a Registration Statement, such Registration Statement ceases for any reason, other than as a result of Holder’s actions, to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holder is otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive Trading Days or more than an aggregate of thirty (30) Trading Days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iii), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iv) the date on which such ten (10) or thirty (30) Trading Days, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holder may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date until the applicable Event is cured, the Company shall pay to Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of: (1) 1.00% multiplied by (2) the principal amount of the Revolving Note then not covered by a Registration Statement that is then effective and available for use by the Holder (the “Liquidated Damages”). The parties agree that notwithstanding anything to the contrary herein or in the Credit Agreement, no liquidated damages shall be payable due to the Holder’s actions that delay or prevent the Company from performing its obligations under this Agreement.

The Liquidated Damages shall accrue pursuant to the terms hereof on a daily pro rata basis for any portion of a month prior to the cure of an Event. Further, amounts payable as Liquidated Damages to the Holder hereunder with respect to each share of Registrable Securities shall cease when the Holder no longer holds such shares of Registrable Securities. No Event shall be deemed to occur or continue if such Registration Event is caused by delays which are solely attributable to (i) the failure of the Holder to timely advise the Company of any information regarding the Holder for inclusion in the Registration Statement, but any such failure shall apply only to that particular Holder, or (ii) the resolution of comments from the Commission pertaining to the Holder.

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For the purposes of clarity, it is hereby agreed that Liquidated Damages shall not accrue during, and none shall be due as a result of, any period not to exceed (i) five (5) consecutive Trading Days or (ii) ten (10) Trading Days in total during any twelve-month period (such periods, an “Allowed Delay”) during which the Prospectus included in any Registration Statement contemplated by this Registration Rights Agreement is suspended or otherwise unavailable.

Section 3. Company Obligations. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall: (i) furnish to the Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Holder, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to the Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holder advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holder thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case, prior to the applicable Filing Deadline, an additional Registration Statement covering the resale by the Holder of not less than the number of such Registrable Securities.

(d) Notify the Holder of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible: (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement has been filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, in each case, after the such Registration Statement has been declared effective, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

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(e) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to the Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the Company has given notice pursuant to Section 3(d).

(g) The Company shall cooperate with any broker-dealer through which the Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any the Holder.

(h) Prior to any resale of Registrable Securities by the Holder, use its reasonable best efforts to register or qualify or cooperate with the Holder in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) If requested by the Holder, cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Credit Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any the Holder may request.

(j) Upon the occurrence of any event contemplated by clause (v) or (vi) of Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holder in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holder shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

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(k) Comply with all applicable rules and regulations of the Commission.

(l) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by the Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because the Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended until such information is delivered to the Company.

Section 4. Obligations of the Holder.

(a) The Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Appendix A (a “Selling Stockholder Questionnaire”) on a date that is not less than ten (10) days prior to the Filing Deadline or within three (3) Trading Days of receiving the Company’s request for such information. The Holder shall furnish in writing to the Company such additional information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, and shall execute such documents in connection with such registration, as shall be reasonably required to effect the registration of such Registrable Securities. The Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if the Holder elects to have any of the Registrable Securities included in the Registration Statement. The Company shall not be required to include the Registrable Securities of the Holder in a Registration Statement, and no Event shall be deemed to occur and or continue solely as a result of the failure to include the Registrable Securities of the Holder in the Registration Statement, if the Holder fails to furnish to the Company a fully completed Selling Stockholder Questionnaire within the time specified in this Section 4(a).

(b) The Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) The Holder agrees that, upon receipt of any notice from the Company of either: (i) the commencement of an Allowed Delay, or (ii) the happening of an event pursuant to Section 3(d)(iii) – (vi) hereof, the Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

Section 5. Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of the Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holder.

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Section 6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of the Common Stock), investment advisors and employees of the Company, each Person who controls any the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents, investment advisors and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to: (i) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements or omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein (it being understood that such information shall only consist of the name of the Holder, the number of offered shares (excluding percentages), the address and other information with respect to the Holder and the information included on Appendix A hereto, each only to the extent which such information appears in an effective Registration Statement or any Prospectus), or (B) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by the Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified the Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by the Holder and prior to the receipt by the Holder of the Advice contemplated in Section 5(d). The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holder in accordance with Section 7(e).

(b) Indemnification by Holder. The Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (i) the Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company, or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus (it being understood that such information shall only consist of the name of the Holder, the number of offered shares (excluding percentages), the address and other information with respect to the Holder and the information included on Appendix A hereto, each only to the extent which such information appears in an effective Registration Statement or any Prospectus), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), to the extent, but only to the extent, related to the use by the Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified the Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by the Holder and prior to the receipt by the Holder of the Advice contemplated in Section 5(d). In no event shall the liability of any selling Holder under this Section 7(b) be greater in amount than the dollar amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation, except in the case of fraud or willful misconduct by the Holder.

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(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) calendar days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute pursuant to this Section 7(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

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(e) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by the Holder of any of their respective obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and the Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Reserved.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Credit Agreement.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holder. The Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Credit Agreement.

(f) [Intentionally Omitted]

(g) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h) Governing Law and Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Credit Agreement. In the event of a dispute related to this Agreement, venue will be determined in accordance with the provisions of the Credit Agreement.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

********************

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SRAX, INC.

By:
Name:
Title:

ATW OPPORTUNITIES MASTER FUND II, LP

By:
Name:
Title:

[Signature Pages Continue]

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APPENDIX A

Selling Stockholder Questionnaire

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srax, inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of SRAX, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

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2. Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

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Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN BY EMAIL TO: rsilvestre@silvestrelaw.com

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